Exhibit 99.1

Accuray Appoints Shig Hamamatsu Chief Financial Officer

SUNNYVALE, Calif., November 19, 2018 – Accuray Incorporated (NASDAQ: ARAY) announced today that its Board of Directors has named Shig Hamamatsu as senior vice president, chief financial officer effective immediately. Mr. Hamamatsu joined Accuray as its vice president of finance and chief accounting officer in September 2017 before assuming the role of interim chief financial officer on October 1, 2018.

“Shig has a proven track record of more than 15 years building and leading public company global finance organizations that drive results,” said Joshua H. Levine, president and chief executive officer. “I look forward to working with Shig as strategic financial partners to execute Accuray’s growth agenda.”

Prior to joining Accuray, Mr. Hamamatsu served as Vice President, Corporate Controller at Cepheid, a publicly traded molecular diagnostics company acquired by Danaher Corporation in 2016. He also served as Vice President, Finance and Corporate Controller at Cypress Semiconductor Corporation, a publicly traded global semiconductor company. Mr. Hamamatsu began his career at PricewaterhouseCoopers LLP.

“I am excited about my role and appreciate the opportunity to serve as Accuray’s chief financial officer during this transformative time in the Company’s history,” said Mr. Hamamatsu. “I look forward to working with our entire executive team and leading the company’s finance organization as we execute our growth and earnings expansion initiatives.”

About Accuray

Accuray Incorporated (NASDAQ: ARAY) is a radiation oncology company that develops, manufactures, and sells precise, innovative tumor treatment solutions that set the standard of care with the aim of helping patients live longer, better lives. The company's leading-edge technologies deliver the full range of radiation therapy and radiosurgery treatments. For more information, please visit www.accuray.com.

Safe Harbor Statement

Statements made in this press release that are not statements of historical fact are forward-looking statements and are subject to the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements in this press release relate, but are not limited, to expectations regarding the company’s ability to execute its strategic growth and earnings expansion initiatives. These forward-looking statements involve risks and uncertainties.  If any of these risks or uncertainties materialize, or if any of the company’s assumptions prove incorrect, actual results could differ materially from the results expressed or implied by these forward-looking statements.  These risks and uncertainties include, but are not limited to, the company’s ability to achieve widespread market acceptance of its products, the company’s ability to achieve profitability by maintaining or increasing gross margins on its products sales and services, the company’s ability to anticipate or keep pace with changes in the marketplace and the direction of technological innovation and customer demands and such other risks identified under the heading “Risk Factors” in the company’s annual report on Form 10-K, filed with the Securities and Exchange Commission (the “SEC”) on August 24, 2018, the company’s quarterly report on Form 10-Q, filed with the SEC on November 6, 2018 and as updated periodically with the company’s other filings with the SEC.

Forward-looking statements speak only as of the date the statements are made and are based on information available to the company at the time those statements are made and/or management's good faith belief as of that time with respect to future events. The company assumes no obligation to update forward-looking statements to reflect actual performance or results, changes in assumptions or changes in other factors affecting forward-looking information, except to the extent required by applicable securities laws. Accordingly, investors should not put undue reliance on any forward-looking statements.

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Investor Contact:

Brian Moore

EVC Group

+1 (310) 579-6199

bmoore@evcgroup.com

Michael Polyviou

EVC Group

+1 (732) 933-2754

mpolyviou@evcgroup.com

Media Contact:

Beth Kaplan

Accuray

+1 (408) 789-4426

bkaplan@accuray.com